UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 8, 2014

GREAT BASIN SCIENTIFIC, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36662	83-0361454
(State or other jurisdiction of incorporation)	Commission File Number)	(IRS Employer Identification No.)

2441 South 3850 West, Salt Lake City, UT

(Address of principal executive offices)

84120

(Zip code)

(801) 990-1055

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Underwriting Agreement

On October 8, 2014, Great Basin Scientific, Inc. (the “Company”), in connection with the closing of the initial public offering (the “Offering”) of units of the Company, entered into an underwriting agreement (the “Underwriting Agreement”) with Dawson James Securities, Inc., as representative of the underwriters, pursuant to which the Company agreed to sell up to 1,322,500 units at a public offering price of $7.00 per unit, for gross proceeds of approximately $7.4 million. Each unit consists of one share of common stock of the Company and one Series A warrant, with each Series A warrant exercisable for one share of common stock of the Company and one Series B warrant. The closing of the Offering occurred on October 15, 2014.

The Underwriting Agreement also contains representations, warranties, indemnification and other provisions customary for transactions of this nature.

A form of the Underwriting Agreement is attached hereto as Exhibit 1.1 and is incorporated herein by reference. The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to the full text of the Underwriting Agreement.

Warrants

On October 15, 2014, the Company, in connection with the Offering, issued to Dawson James Securities, Inc. two warrants (the “Dawson James Warrants”) exercisable for up to 28,750 and 11,500 shares, respectively, of the Company’s common stock, and issued to Joseph E. Balagot one warrant (the “Balagot Warrant” and, together with the Dawson James Warrants, the “Warrants”), exercisable for up to 17,250 shares of the Company’s common stock. The Warrants will expire on October 8, 2019.

The Warrants are accompanied by registration rights, upon which a majority of the holders of the Warrants may cause the Company to register the shares underlying the Warrants. The Warrants are also accompanied by piggy-back rights, in which the holders of such Warrants are entitled to register their shares in connection with any other registration statement filed by the Company, subject to certain limitations.

A form of the Warrants is attached hereto as Exhibit 4.1 and is incorporated herein by reference. The foregoing description of the Warrants is qualified in its entirety by reference to the full text of the Warrants.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Jeffrey A. Rona as Chief Financial Officer

On October 8, 2014, the Company named Jeffrey A. Rona as Chief Financial Officer of the Company effective immediately. The Company entered into an employment agreement with Mr. Rona that provides for “at-will” employment and sets forth his initial annual base salary of $325,000 and his eligibility to participate in the Company’s employee benefit plans and programs, as in effect from time to time. Mr. Rona is also entitled to severance in the event of a termination without cause or a constructive termination within one year of a change of control. As part of his hiring, Mr. Rona was granted 50,784 stock options under the Company’s 2014 Omnibus Incentive Plan.

Mr. Rona, age 46, has served as a financial consultant to the Company since 2013 and has served as the Managing Director of Rona Capital, LLC, a life sciences-focused transactional advisory consultancy, since 2011. From 2006 to 2011, Mr. Rona was the Chief Business Officer of GlobeImmune a private life sciences company. From 2003 to 2006, Mr. Rona was the Chief Financial Officer for AlgoRx Pharmaceuticals, a private life sciences company that was merged into a public traded company, Corgentech Inc. Mr. Rona was in the Investment Banking Department at UBS Warburg, a global securities and investment banking firm, from 2000 to 2002. From 1998 to 2000, Mr. Rona served as the Director of Finance and Corporate Development at Antigenics Inc., a life sciences company that went public in 2000, and Mr. Rona was responsible for running the IPO process. In 1998, Mr. Rona was employed by Carr & Company, a private equity firm. From 1990—1997, Mr. Rona was with Coopers and Lybrand and its wholly-owned subsidiary Coopers & Lybrand Securities, serving in a variety of capacities. Mr. Rona received a B.S. in Accounting from Case Western Reserve University in 1990.

There are no arrangements or understandings between Mr. Rona and any other persons pursuant to which he was selected as Chief Financial Officer. There are also no family relationships between Mr. Rona and any director or executive officer of the Company.

The Company entered into an initial Financial Advisory Agency Agreement (the “First Rona Agreement”) with a company affiliated with Mr. Rona, Rona Capital, LLC (“Rona Capital”), dated as of April 15, 2014 wherein Rona Capital provided the Company with financial advisory services related to the Company’s ongoing financing activities prior to the Offering. Under the First Rona Agreement, we paid Rona Capital a total of $100,000 in fees and bonuses, and issued Rona Capital warrants to purchase 36,000 Series D Units (which are separable into 36,000 shares of the Company’s common stock, 36,000 Class A warrants and 36,000 class B warrants). In addition, the Company reimbursed Rona Capital for reasonable out-of-pocket expenses incurred in connection with its activities under the First Rona Agreement totaling $17,030. The Company will also indemnify Rona Capital for claims arising from the First Rona Agreement, subject to certain exceptions.

The Company also entered into a second Financial Advisory Agency Agreement (the “Second Rona Agreement”), with Rona Capital dated as of April 15, 2014, wherein Rona Capital provided the Company with financial advisory services related to the Company’s ongoing financing activities. The Company paid Rona Capital $15,000 per every 30-day period ending September 30, 2014 and additional cash amounts on the achievement of specified milestones, including $50,000 upon the filing of the Company’s S-1 with the SEC and $100,000 upon the closing of the Offering. The Company also issued to Mr. Rona options to purchase shares of the Company’s common stock such that together, Rona Capital and Mr. Rona own 1% of the Company’s outstanding equity that vest upon continued service to us as an employee. On October 8, 2014, the Company issued 50,784 options to Mr. Rona to satisfy this obligation. In addition, the Company reimbursed Rona Capital for reasonable out-of-pocket expenses incurred in connection with its activities under the Second Rona Agreement. The Company has paid Rona Capital $15,000 per month and $200,000 in bonuses under the Second Rona Agreement for a total of $245,000. The Company also agreed to indemnify Rona Capital for claims arising from the Second Rona Agreement, subject to certain exceptions.

Since the beginning of the Company’s last fiscal year, pursuant to the First Rona Agreement and the Second Rona Agreement, the Company has paid Rona Capital an aggregate of $390,217.52.

APPOINTMENT OF NEW BOARD MEMBERS

On October 8, 2014, the Company appointed Ronald Labrum, age 58, and Sam Chawla, age 39, to the board of directors (the “Board”) effective immediately.

From 2007 until 2012, Mr. Labrum served as the Chief Executive Officer of Fenwal, Inc., a provider of products and technologies that support and improve blood collection, processing and transfusion medicine. From 2004 to 2006, Mr. Labrum served as the Chief Executive Officer of Cardinal Health, Inc.’s Healthcare Supply Chain Services, which includes medical products distribution, pharmaceutical distribution, nuclear pharmacy services and the specialty distribution businesses of Cardinal Health, Inc. During 2004, Mr. Labrum served as Chairman and Chief Executive Officer of Integrated Provider Solutions and Cardinal Health—International, both divisions of Cardinal Health, Inc. Prior to 2004, Mr. Labrum served as executive vice president of Cardinal Health, Inc. and Group President of the Medical Products and Services segment. Mr. Labrum joined Cardinal Health in 1999 with the acquisition of Allegiance Healthcare Corporation, originally American Hospital Supply Corp., where he was president of Allegiance Manufacturing and Distribution. Mr. Labrum is also a director of Aptalis Pharma Inc. and Procure Treatment Centers, Inc., which are both privately held companies, and Wright Medical Group, Inc. (NASDAQ:WMGI).

Mr. Labrum possesses attributes that qualify him to serve as a member of the Board including his significant management and operating experience within the healthcare sector and specifically within the diagnostic sector.

Mr. Chawla is a Portfolio Manager of Perceptive Advisors LLC, an investment fund focused on the healthcare sector. Mr. Chawla leads Perceptive’s Credit Opportunities Fund. Prior to joining Perceptive Advisors in 2013, Mr. Chawla was a Managing Director at UBS Securities LLC in the Global Healthcare Group, where he led origination and execution of financing and advisory assignments for healthcare companies, with a focus on the diagnostics sector. Mr. Chawla’s investment banking experience centered on strategic advisory, including M&A buy-side and sell-side assignments, and financial advisory, including equity and debt capital raises, for both public and private healthcare companies. Prior to joining UBS in September 2010, Mr. Chawla was a Director (from January 2009 to September 2010) and a Vice President (from July 2007 to January 2009) in the Healthcare Investment Banking Group of Credit Suisse LLC, which he originally joined as an investment banker in 2002. Mr. Chawla also worked at Bloomberg L.P. and Pelican Life Sciences. Mr. Chawla received an M.B.A. from Georgetown University and a B.A. in Economics from Johns Hopkins University. Mr. Chawla is also a director of VBI Vaccines, Inc. (NASDAQ:VBVI) and Response Genetics, Inc. (NASDAQ:RGDX).

Mr. Chawla brings to the Board significant investment banking, mergers and acquisitions, financing and advisory expertise focusing on the healthcare sector, particularly in the diagnostic laboratory industry. Mr. Chawla’s experience and knowledge in these areas are important to the Board’s ability to help guide the Company in evaluating optimal short and long term strategic plans as well as providing insight and guidance in pursing growth through strategic opportunities.

Mr. Labrum and Mr. Chawla are both independent directors as defined under Section 5605(a)(2) of The NASDAQ Stock Market Rules. Both will be members of the Board’s audit committee, compensation committee and nominating and governance committee, with Mr. Labrum serving as the chair of the audit committee and Mr. Chawla serving as the chair of the compensation committee.

Great Basin Scientific, Inc. 2014 Omnibus Incentive Plan

In September 2014, the Board and shareholders approved the Great Basin Scientific, Inc. 2014 Omnibus Incentive Plan (the “Incentive Plan”), and the Incentive Plan became effective on October 8, 2014. The terms of the Incentive Plan remain substantially consistent with the description set forth in the Company’s Registration Statement on Form S-1 (File No. 333-197954) (the “Registration Statement”).

The description of the Incentive Plan in the Registration Statement is qualified in its entirety by reference to the full text of the Incentive Plan, which is included as Exhibit 10.8 to the Registration Statement.

Executive Officer Employment Agreements

As previously disclosed in the Registration Statement, the Company has entered into employment agreements (the “Employment Agreements”) with Ryan Ashton, Jeffrey Rona and Robert Jenison, effective as of October 15, 2014. The terms of the Employment Agreements remain substantially consistent with the description set forth in the Registration Statement.

The description of the Employment Agreements in the Registration Statement is qualified in its entirety by reference to the full text of the Employment Agreements, which are included as Exhibits 10.22, 10.23 and 10.24 to the Registration Statement.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Seventh Amended and Restated Certificate of Incorporation

On September 5, 2014, the Board and Shareholders voted to amend the Company’s Sixth Amended and Restated Certificate of Incorporation, effective upon the closing of the Offering. As described in the Registration Statement that was declared effective by the Securities and

Exchange Commission on October 8, 2014, the Seventh Amended and Restated Certificate of Incorporation amends and restates the Sixth Amended and Restated Certificate of Incorporation to, among other things:

•	require the affirmative vote of the holders of sixty percent of the voting power of all of the shares of the Company’s stock outstanding entitled to vote thereon, voting as a single class, to alter, amend or repeal Article V, Article VI, Article VIII, or Article IX of our Seventh Amended and Restated Certificate of Incorporation or the provisions of Article IV of our Seventh Amended and Restated Certificate of Incorporation providing for undesignated preferred stock, which provisions of the Seventh Amended and Restated Certificate of Incorporation relate to the election and removal of directors, the Company’s classified board of directors, special meetings of stockholders, and director liability and indemnification;

•	grant to Hitachi Chemcial Co., Ltd. the right to elect one director, who shall be a Class III director, so long as Hitachi owns at least 5% of the issued and outstanding shares of capital stock of the Company; and

•	change the Company’s authorized capital stock to consist of 50,000,000 shares of common stock, par value $0.0001 per share and 5,000,000 shares of preferred stock, par value $0.001 per share.

The Seventh Amended and Restated Certificate of Incorporation became effective October 15, 2014.

The text of the Seventh Amended and Restated Certificate of Incorporation is attached hereto as Exhibit 3.1 and is incorporated herein by reference. The foregoing description of the Seventh Amended and Restated Certificate of Incorporation is qualified in its entirety by reference to its full text.

Amended and Restated Bylaws

On September 5, 2014, the Board voted to amend and restate the Company’s Bylaws, which include the following provisions:

•	specify that special meetings of the stockholders for any purpose or purposes, unless otherwise required by law, may be called at any time only by the chairman of the Board, the chief executive officer or by a majority of the Board;

•	require that the business to be transacted at any annual or special meeting of stockholders shall be limited to business that is properly brought before the meeting;

•	allow actions to be taken by written consent of the stockholders without a meeting only if such actions have been earlier approved by the Board;

•	specify procedures related to nominations of directors;

•	specify that the number of directors to constitute the whole Board shall be fixed from time to time by resolution adopted by a majority of the entire Board; and

•	specify that directors may be may be removed at any time by the affirmative vote of the holders of at least a majority of the shares then entitled to vote at an election of directors, but only for cause.

Each of these bylaw provisions may not be altered, amended or repealed except by the board or by the affirmative vote of holders of at least two-thirds of our outstanding voting stock. These voting requirements and provisions will make it more difficult for minority stockholders to make changes to the Company’s bylaws that could be designed to facilitate the exercise of control over us.

The Amended and Restated Bylaws became effective October 15, 2014.

The text of the Amended and Restated Bylaws is attached hereto as Exhibit 3.2 and is incorporated herein by reference. The foregoing description of the Amended and Restated Bylaws is qualified in its entirety by reference to its full text.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

1.1	Form of Underwriting Agreement (incorporated by reference to Exhibit 1.1 to the Company’s Registration Statement on Form S-1 filed on September 22, 2014 (File No. 333-197954)).

3.1	Seventh Amended and Restated Certificate of Incorporation of Great Basin Scientific, Inc. (incorporated by reference to Exhibit 3.4 to the Company’s Registration Statement on Form S-1 filed on September 5, 2014 (File No. 333-197954)).

3.2	Amended and Restated Bylaws of Great Basin Scientific, Inc. (incorporated by reference to Exhibit 3.5 to the Company’s Registration Statement on Form S-1 filed on September 5, 2014 (File No. 333-197954)).

4.1	Form of Warrants (incorporated by reference to Exhibit 4.6 to the Company’s Registration Statement on Form S-1 filed on September 22, 2014 (File No. 333-197954)).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREAT BASIN SCIENTIFIC, INC.

Date: October 15, 2014	By:	/s/ Ryan Ashton
Ryan Ashton
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

1.1	Form of Underwriting Agreement (incorporated by reference to Exhibit 1.1 to the Company’s Registration Statement on Form S-1 filed on September 22, 2014 (File No. 333-197954)).

3.1	Seventh Amended and Restated Certificate of Incorporation of Great Basin Scientific, Inc. (incorporated by reference to Exhibit 3.4 to the Company’s Registration Statement on Form S-1 filed on September 5, 2014 (File No. 333-197954)).

3.2	Amended and Restated Bylaws of Great Basin Scientific, Inc. (incorporated by reference to Exhibit 3.5 to the Company’s Registration Statement on Form S-1 filed on September 5, 2014 (File No. 333-197954)).

4.1	Form of Warrants (incorporated by reference to Exhibit 4.6 to the Company’s Registration Statement on Form S-1 filed on September 22, 2014 (File No. 333-197954)).